TREASURY STOCK	12 Months Ended
Dec. 31, 2016
TREASURY STOCK
TREASURY STOCK

21. TREASURY STOCK

On March 16, 2016, the Board of Directors of the Company authorized a share repurchase plan (the”Share Repurchase Plan”), pursuant to which the Company was authorized to repurchase its own issued and outstanding ADSs up to an aggregate value of US$100 million from the open market, in negotiated transactions off the market, or through other legally permissible means in accordance with applicable securities laws from time to time within one year. As of December 31, 2016, the Company had repurchased under the Share Repurchase Plan an aggregate of 2,536,808 ADSs, representing 25,368,080 Class A ordinary shares, at an average price of $10.7483 per ADS, or $1.0748 per Class A ordinary share, for an aggregate US$ denominated consideration of US$27,266 (equivalent to RMB178,991). These shares were recorded at their historical purchase cost and were not canceled.